                                                                  EXHIBIT 10.2.4

THIS INSTRUMENT PREPARED BY,
RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

David W. Forti, Esquire
Dechert
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA  19103

--------------------------------------------------------------------------------
                    Space Above This Line For Recorder's Use

                   ASSIGNMENT OF LEASES, RENTS, AND CONTRACTS



                                      from




                  THI OF OHIO REAL ESTATE HOLDING COMPANY, LLC
                                       and
                          THI OF OHIO AT COLUMBUS, LLC,
                   each a Delaware limited liability company,
                          and each having an address at
                          4660 Trindle Road, Suite 103
                          Camp Hill, Pennsylvania 17011

                          (collectively, as Borrowers)


                                       to


                       Ventas Realty, Limited Partnership,
                         a Delaware limited partnership,
                              having an address at
                         4360 Brownsboro Road, Suite 115
                           Louisville, Kentucky 40207
                                    (Lender)

Property:   Columbus Quality Care
            4301 Clime Road
            Columbus, OH

     THIS ASSIGNMENT OF LEASES, RENTS AND CONTRACTS (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Assignment") made as of November 1, 2002, by THI OF OHIO REAL ESTATE HOLDING COMPANY, LLC, and THI OF OHIO AT COLUMBUS, LLC each a Delaware limited liability company, and each having its principal place of business at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011, collectively as assignor (each, a "Borrower" and collectively, the "Borrowers") to VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, as assignee (together with its successors and assigns, "Lender").

                              W I T N E S S E T H

     WHEREAS, this Assignment is given in connection with a loan in the maximum principal sum of FIFTY FIVE MILLION AND NO/100 DOLLARS ($55,000,000) (the "Loan") made by Lender to the Borrowers and certain Affiliates of the Borrowers named therein (the "Other Borrowers") pursuant to that certain Loan Agreement dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement") and evidenced by that certain Promissory Note dated the date hereof made by the Borrowers and the Other Borrowers to Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Note");

     WHEREAS, the Note is secured by that certain Open-Ended Fee and Leasehold Mortgage and Security Agreement dated the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Security Instrument") made by the Borrowers for the benefit of Lender; and

     WHEREAS, each Borrower desires to further secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents.

     NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this
Assignment:

                        ARTICLE 1 - ASSIGNMENT

         Section 1.1 Property Assigned. Each Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by such Borrower:

              (a) Leases. All existing and future "leases" and "lease provisions" (as described in Exhibit B annexedhereto and made a part hereof), including, without limitation, the Operating Lease (as defined in the Security Instrument), patient admission and resident care agreements, lettings, subleases, licenses, concessions, tenancies or other occupancy agreements covering or encumbering all or any portion of the Property,

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affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, or all or any part of the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the "Property") and the right, title and interest of such Borrower, its successors and assigns, therein and thereunder.

     (b) Other Leases and Agreements. All other leases and other agreements, whether or not in writing affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against such Borrower of any petition for relief under 11 U.S.C. (S)101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The "leases" and the "lease provisions" described in Subsection 1.1(a) and the leases and other agreements described in this Subsection 1.1(b) are collectively referred to as the "Leases".

     (c) Rents. All "rents" (as described in Exhibit B annexed hereto and made a part hereof) including, without limitation, (i) rights to payment earned under the Leases for space in the Improvements for the operation of ongoing businesses, such as restaurants, news stands, barber shops, beauty shops and pharmacies and (ii) all other income, consideration, profits and benefits of any nature arising from the ownership, possession, use or operation of the Property, including, without limitation, all Patient Revenues and Self-Pay Receivables, whether paid or accruing before or after the filing by or against such Borrower of any petition for relief under the Bankruptcy Code (collectively, the "Rents"); provided, however, "Rents" shall not include "patient trust accounts" or "patient needs funds".

     (d) Contracts. All contracts and agreements (in each case to the extent assignable without the consent of another person or where any such consents have been or will be obtained) to which such Borrower is a party executed in connection with the development, construction, repair, use, operation, maintenance, enjoyment, acquisition, ownership and management of the Property (including, without limitation, construction contracts, architects' agreements, engineers' contracts, licensing agreements, utility contracts, letters of credit, escrow agreements, maintenance agreements, management agreements, parking agreements, equipment leases, service and supply contracts, agreements for the sale, lease or exchange of goods or other property, and agreements for the performance of services), and, to the extent assignable, all licenses, permits, variances, entitlements and certificates used in connection with the development, construction, repair, use, occupancy, operation, maintenance, enjoyment, acquisition, ownership and management of the Property (including, without limitation, Regulatory Permits, business licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of the Property) and any and all modifications, renewals, extensions and substitutions of the foregoing (each a "Contract"; collectively, the "Contracts"; the parties with whom or to whom such contracts have been

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or may hereafter be given are collectively, the "Contractors"). Without limiting the foregoing, the term "Contracts" shall include:


     (i) all rights of such Borrower to receive monies due and to become due under or pursuant to the Contracts;

     (ii) all claims of such Borrower for damages arising out of or for breach of or default under the Contracts;

     (iii) all rights of such Borrower to terminate, amend, supplement, modify or waive performance under the Contracts, to compel performance and otherwise to exercise all remedies thereunder; and

     (iv) to the extent not included in the foregoing, all cash and non-cash proceeds, products, rents, revenues, issues, profits, royalties, income, benefits, additions, substitutions, replacements and accessions of and to any and all of the foregoing.

     (e) Warranties. All of such Borrower's right, title and interest in and to all warranties, guarantees, and other rights of each Borrower or any manager under any management agreement, direct and indirect, against manufacturers, dealers, suppliers, Contractors, and others in connection with the work done or to be done and the materials supplied or to be supplied to or for the Property (collectively, the "Warranties").

     (f) Bankruptcy Claims. All of such Borrower's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease or Contract under the Bankruptcy Code.

     (g) Lease Guaranties. All of such Borrower's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support (individually, a "Lease Guaranty", collectively, the "Lease Guaranties") given by any guarantor in connection with any of the Leases or leasing commissions (individually, a "Lease Guarantor", collectively, the "Lease Guarantors") to such Borrower.

     (h) Proceeds. All proceeds from the sale or other disposition of the Leases, the Rents, the Contracts, the Warranties, the Lease Guaranties and the Bankruptcy Claims.

     (i) Other. All rights, powers, privileges, options and other benefits of such Borrower under the Leases, the Contracts and the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Contracts, the Warranties, the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt or the Other Obligations), and to do all other things which such Borrower or any lessor is or may become entitled to do under the Leases, the Contracts, the Warranties, or the Lease Guaranties.

     (j) Entry. The right, at Lender's option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.

     (k) Power of Attorney. Such Borrower's irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in
Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

     (l) Other Rights and Agreements. Any and all other rights of such Borrower in and to the items set forth in subsections (a) through (k) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

                         ARTICLE 2 - TERMS OF ASSIGNMENT

     Section 2.1 Present Assignment and License Back. It is intended by each Borrower that this Assignment constitute a present, absolute assignment of the Leases, Rents, Contracts, Warranties, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 2.1, Section 7.1(h) of the Security Instrument, the Loan Agreement, the Collection Account Agreement and the Cash Management Agreement, Lender grants to the Borrowers a revocable license to collect, receive, use and enjoy the Rents, as well as other sums due under the Contracts, Warranties and Lease Guaranties. The Borrowers shall hold the Rents, as well as all sums received pursuant to any Contract, Warranty and Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

     Section 2.2 Notice to Lessees. To the extent not already being deposited into the Collection Account pursuant to the Collection Account Agreement, each Borrower hereby authorizes and directs the lessees named in the Leases or any other future lessees or occupants of the Property and all Contractors and Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Contracts, Warranties and Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of this Assignment and that an Event of Default (as defined in the Loan Agreement) exists, and to continue so to do until otherwise notified by Lender.

     Section 2.3 Incorporation by Reference. All representations, warranties, covenants, conditions and agreements contained in the Loan Agreement and the other Loan Documents as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

                              ARTICLE 3 - REMEDIES

     Section 3.1 Remedies of Lender. Upon the occurrence of an Event of Default and during the continuation thereof, the license granted to the Borrowers in
Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Contracts, Warranties and Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at

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its option, without waiving such Event of Default and during the continuation thereof, without regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess each Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude each Borrower and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Contracts, Warranties and Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as Lender may deem proper and may apply the Rents and sums received pursuant to any Contracts, Warranties and Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary, and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys' fees. In addition, upon the occurrence of an Event of Default and during the continuation thereof, Lender, at its option, may (1) complete any construction on the Property in such manner and form as Lender deems advisable, (2) exercise all rights and powers of any Borrower under any Leases, Contracts, Warranties or Lease Guaranties, without any interference or objection from such Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Contracts, Warranties and Lease Guaranties, (3) require each Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of such Borrower or (4) require each Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, such Borrower may be evicted by summary proceedings or otherwise. Additionally, upon the occurrence of an Event of Default and during the continuation thereof, if and to the extent permitted by law and the terms of the Contracts and Warranties, Lender may, with or without entry upon the Property, at its sole option, take over and enjoy the benefits of the Contracts and Warranties, exercise any Borrower's rights under the Contracts and Warranties, and perform all acts in the same manner and to the same extent as such Borrower might do. Lender may also effect new Regulatory Permits, Contracts and Warranties, cancel or surrender existing Regulatory Permits, Contracts and Warranties, alter or amend the terms of and renew Contracts, Warranties and Regulatory Permits, and make concessions to the Governmental Authorities, the Contractors, warrantors and others. To the extent permitted by law, Lender hereby releases any and all claims which any Borrower has or might have against Lender arising out of any such actions by Lender unless arising from Lender's fraud or willful misconduct.

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     Section 3.2 Other Remedies. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Loan Agreement, the Note, or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Each Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to its obligations under this Assignment, the Loan Agreement, the Note, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Loan Agreement, the Note, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of any Borrower's right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of any Borrower's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

     Section 3.3 Other Security. Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

     Section 3.4 Non-waiver. The exercise by Lender of the option granted it in
Section 3.1 of this Assignment and the collection of the Rents and sums due under the Contracts, Warranties and Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by any Borrower under the Note, the Loan Agreement, the Leases, this Assignment or the other Loan Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Neither Borrower shall be relieved of its obligations hereunder by reason of (a) the failure of Lender to comply with any request of any Borrower or any other party to take any action to enforce any of the provisions hereof or of the Loan Agreement, the Note or the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Loan Agreement, the Note, or the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

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Section 3.5 Bankruptcy.

     (a) Upon or at any time after the occurrence of an Event of Default, Lender shall have the right to proceed in its own name or in the name of any Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of such Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

     (b) If there shall be filed by or against any Borrower a petition under the Bankruptcy Code, and such Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then such Borrower shall give Lender not less than ten (10) days' prior notice of the date on which such Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon such Borrower within such ten-day period a notice stating that (i) Lender demands that such Borrower assume and assign the Lease to Lender pursuant to
Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon such Borrower the notice described in the preceding sentence, such Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

                   ARTICLE 4 - NO LIABILITY,FURTHER ASSURANCES

     Section 4.1 No Liability of Lender. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease Contract, Warranty or Lease Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable to the Governmental Authorities, the Contractors or others by reason of any default by any party under the Regulatory Permits, the Contracts or the Warranties. Lender shall not be liable for any loss sustained by any Borrower resulting from Lender's failure to let the Property after an Event of Default or from any other act or omission of Lender in managing the Property after an Event of Default unless such loss is caused by the willful misconduct or bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases, the Contracts, the Warranties or any Lease Guaranties or under or by reason of this Assignment and each Borrower shall indemnify Lender for, and hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and by the Security Instrument and the other Loan Documents and each Borrower shall reimburse Lender therefor immediately upon demand and upon the failure of such Borrower to do so Lender may, at its option, declare all sums secured by this Assignment and by the Security Instrument and the other

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Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property including, without limitation, the presence of any Hazardous Substances (as defined in the Security Instrument), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

     Section 4.2 No Mortgagee in Possession. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by each Borrower.

     Section 4.3 Further Assurances. Each Borrower will, at its cost, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which such Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of such Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

     Section 4.4 Copies Furnished. Each Borrower shall, upon the reasonable request of Lender, furnish Lender with a complete list of all Contracts and Warranties. Further, if requested, each Borrower shall deliver to Lender executed or certified copies of any management agreement, and all Regulatory Permits, Contracts and Warranties and other written agreements, correspondence and memoranda between such Borrower (and its predecessors in title) and any manager, the Contractors, the Governmental Authorities and others, setting forth the contractual or other arrangements between them. Such requests may be made at any reasonable time. Monthly requests, or more frequent requests if made after the occurrence of an Event of Default, shall be deemed reasonable.

                    ARTICLE 5 - MISCELLANEOUS PROVISIONS

     Section 5.1 Definitions. Capitalized terms used and not defined herein shall have the respective meaning ascribed thereto in the Loan Agreement.

     Section 5.2 Conflict of Terms. In case of any conflict between the terms of this Assignment and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

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     Section 5.3 No Oral Change. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of any Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Section 5.4 General Definitions. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note, the word "Note" shall mean "the Note and any other evidence of indebtedness secured by the Loan Agreement," the word "Property" shall include any portion of the Property and any interest therein, the phrases "attorneys' fees," "legal fees" and "counsel fees" shall include any and all attorney's, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     Section 5.5 Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect,this Assignment shall be construed without such provision.

     Section 5.6 Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the state in which the Property is located.

     Section 5.7 Termination of Assignment. Upon payment in full of the Debt, this Assignment shall become and be void and of no effect.

     Section 5.8 Notices. All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

     Section 5.9 Waiver of Trial by Jury. EACH BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS ASSIGNMENT, THE NOTE, OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH. THIS WAVIER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS EACH

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HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS
CONCLUSIVE EVIDENCE OF THIS WAIVER.

     Section 5.10 Exculpation. The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Assignment to the same extent and with the same force as if fully set forth herein.

     Section 5.11 Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of each Borrower and Lender and their respective successors and assigns forever.

     Section 5.12 Headings, Etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     Section 5.13 Waiver of Notice. To the extent permitted by applicable law, neither Borrower shall be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Assignment specifically and expressly provides for the giving of notice by Lender to such Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and each Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Assignment does not specifically and expressly provide for the giving of notice by Lender to such Borrower.

     Section 5.14 Entire Agreement. The Note, the Loan Agreement, the Security Instrument, this Assignment and the other Loan Documents constitute the entire understanding and agreement between the Borrowers and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between the Borrowers and Lender with respect thereto. Each Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, the Security Instrument, this Assignment and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument, this Assignment and the other Loan Documents.

     Section 5.15 Secondary Market. Lender may sell, transfer and deliver the Note and assign the Security Instrument, this Assignment and the other Loan Documents to one or more investors in the secondary mortgage market ("Investors"). In connection with such sale, Lender may retain or assign responsibility for servicing the Loan, including the Note, the Security Instrument, this Assignment and the other Loan Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer, on behalf of the Investors. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

     Section 5.16 Cross-Collateralization. Without limitation to any other right or remedy provided to Lender in this Assignment or any of the other Loan Documents, each Borrower acknowledges and agrees that (i) upon the occurrence of an Event of Default, to the fullest extent permitted by law, Lender shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings which Lender, in its sole and absolute discretion, shall determine from time to time, (ii) Lender is not required to marshall assets, sell any collateral for the Loan in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, (iii) the exercise by Lender of any remedies against any collateral for the Loan will not impede Lender from subsequently or simultaneously exercising remedies against other collateral for the Loan; (iv) all Liens and other rights, remedies and privileges provided to Lender in the Loan Documents or otherwise shall remain in full force and effect until Lender has exhausted all of its remedies against the collateral for the Loan and all of the collateral for the Loan has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Loan; and
(v) all of the Properties shall remain security for the performance of all of the obligations of each Borrower hereunder, under the Note and under any of the other Loan Documents.

     Section 5.17 Joint and Several Liability. If more than one Person has executed this Assignment as "Borrower," the representations, covenants, warranties and obligations of all such Persons hereunder shall be joint and several. Each Borrower further acknowledges and agrees that it shall be jointly and severally liable for the obligations of all Other Borrowers under the Loan Documents.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, each Borrower has executed under seal this Assignment the day and year first above written.


                                   THI OF OHIO REAL ESTATE HOLDING
                                   COMPANY, LLC, a Delware limited liability company




                                   By: /s/ JOHN E. BAUER           (SEAL)
                                      -----------------------------
                                      Name: John E. Bauer
                                      Title: Vice-President




                                   THI OF OHIO AT COLUMBUS, LLC,a
                                   Delaware limited liability company




                                   By: /s/ JOHN E. BAUER           (SEAL)
                                      -----------------------------
                                      Name: John E. Bauer
                                      Title: Vice-President

                                 ACKNOWLEDGMENT

   STATE OF NEW YORK                    )
                                        ) ss:
   COUNTY OF NEW YORK                   )


     On October 30, 2002, before me, a Notary Public in and for said state, personally appeared John E. Bauer, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                              /s/ KATINA NASH
                                              ----------------------------
                                              Notary Public:

                                              My commission expires: 6-30-03


                                 ACKNOWLEDGMENT    [Notary Seal]

   STATE OF NEW YORK                    )
                                        ) ss:
   COUNTY OF NEW YORK                   )


     On October 30, 2002, before me, a Notary Public in and for said state, personally appeared John E. Bauer, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                              /s/ KATINA NASH
                                              ----------------------------
                                              Notary Public:

                                              My commission expires: 6-30-03

   THIS INSTRUMENT PREPARED BY,
   RECORDING REQUESTED BY AND                 [Notary Seal]
   WHEN RECORDED RETURN TO:

   David W. Forti, Esquire
   Dechert
   4000 Bell Atlantic Tower
   1717 Arch Street
   Philadelphia, PA  19103